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                                                                   EXHIBIT 23.3



                          CONSENT OF ERNST & YOUNG LLP



         We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated February 1, 2002, in the Post-Effective Amendment No. 1 to the Registration Statement (Form S-3, No. 333-83980) and related Prospectus of Cumulus Media Inc. for the registration of up to 11,384,515 shares of its Class A Common Stock.



                                                          /s/ Ernst & Young LLP



New York, New York
August 1, 2002